UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2010

PetroHunter Energy Corporation
(Exact name of registrant as specified in its charter)

Maryland	000-51152	98-0431245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Stout Street, Suite 450 Denver, CO          80202
 (Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (303) 572-8900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The registrant, in its continuing efforts to decrease costs and overhead, has reduced its staff by laying off William P. Brand, Jr.  Mr. Brand has resigned his officer positions as Chief Financial Officer and Secretary of the registrant upon his exit, effective as of May 1, 2010.

Paul D. Maniscalco, the registrant’s Principal Accounting Officer, will serve as corporate secretary, and the registrant’s Chief Executive Officer, Martin B. Oring, will serve as the acting Chief Financial Officer.

As of April 30, 2010, Anthony K. Yeats resigned as a director of the registrant.  Dr. Yeats had served on the Audit and Compensation Committees of the registrant’s board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHUNTER ENERGY CORPORATION
May 5, 2010	By: /s/ Martin B. Oring Martin B. Oring Chief Executive Officer